UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Innovative Food Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 1, 2025 and September 16, 2025, Innovative Food Holdings, Inc., a Florida corporation (the “Company”), through its subsidiary, Innovative Food Properties LLC, a Delaware limited liability company (“Innovative Properties”), entered into an Agreement of Purchase and Sale, dated as of July 28, 2025 and amended on September 11, 2025 (the “Purchase Agreement”), with Mountaintop Holdings, LLC, a New York limited liability company (“Mountaintop Holdings,” together with Innovative Properties, the “Parties”). Pursuant to the Purchase Agreement, Innovative Properties agreed to sell certain real property with improvements and certain personal property, contracts and intangibles of Innovative Properties to Mountaintop Holdings for a total purchase price of $9,825,000, payable in three tranches.

On September 29, 2025, the Parties entered into Second Amendment to Agreement of Purchase and Sale (the “Second Amendment”) to extend the inspection period, which expires on September 29, 2025, under the Purchase Agreement, to expire on October 6, 2025, in exchange for an additional earnest money deposit in the amount of $50,000 to be made by Mountaintop Holdings.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Second Amendment to Agreement of Purchase and Sale, dated September 29, 2025, by and between Innovative Food Properties LLC and Mountaintop Holdings, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: October 3, 2025	By:	/s/ James C. Pappas
James C. Pappas
Chairman

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